Exhibit 99.2


SOUTHGATE

# GREEN BRICK PARTNERS

## Q1 2018 INVESTOR CALL PRESENTATION

MAY 7, 2018

# FORWARD LOOKING STATEMENTS

This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "outlook," "strategy," "positioned," "intends," "plans," "believes," "projects," "estimates" and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company's business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company's annual and quarterly reports filed with the SEC.

Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management's control. These risks include the risks described in the Company's filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company's actual results and plans could differ materially from those expressed in any forward-looking statements.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

The Company presents Basic Adjusted EPS, Diluted Adjusted EPS, Basic and Diluted Adjusted weighted-average number of shares outstanding, GRBK Pre-tax Income and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

# MANAGEMENT PRESENTERS

**Jim Brickman**
***Chief Executive Officer***
- Over 40 years in real estate development and homebuilding.
- Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014.
- Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp.

**Rick Costello**
***Chief Financial Officer***
- Over 26 years of financial and operating experience in all aspects of real estate management.
- Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG.
- Received his M.B.A from Northwestern University's Kellogg School.

**Jed Dolson**
***President of Texas Region***
- Over 15 years of land development and property acquisition.
- Head of GRBK land acquisitions since 2010.
- Masters Degree in Engineering, Stanford University, and Registered Engineer, State of Texas.

**Summer Loveland**
***Chief Accounting Officer***
- Over 20 years of experience in the accounting and financial reporting services industry.
- Previously served as Chief Financial Officer of the Dallas Police and Fire Pension System
- Certified Public Accountant licensed in the states of Texas and California.

# MARKET UPDATE

National Economic Overview
Top Job Growth Markets Ranked by Change in Employment – February 2018

| Rank | MSA | Total Employment | Annual Job Growth | Annual Job Growth % |
|---|---|---|---|---|
| 1 | New York-Newark-Jersey City, NY-NJ-PA | 9,623,600 | 124,200 | 1.3% |
| 2 | Dallas-Fort Worth-Arlington, TX | 3,639,100 | 96,000 | 2.7% |
| 3 | Los Angeles-Long Beach-Anaheim, CA | 6,086,800 | 93,400 | 1.6% |
| 4 | Houston-The Woodlands-Sugar Land, TX | 3,058,500 | 67,100 | 2.2% |
| 5 | Seattle-Tacoma-Bellevue, WA | 2,022,600 | 60,900 | 3.1% |
| 6 | Phoenix-Mesa-Scottsdale, AZ | 2,079,300 | 60,000 | 3.0% |
| 7 | Riverside-San Bernadino-Ontario, CA | 1,481,000 | 55,600 | 3.9% |
| 8 | Atlanta-Sandy Springs-Roswell, GA | 2,734,400 | 52,600 | 2.0% |
| 9 | San Francisco-Oakland-Hayward, CA | 2,410,100 | 45,600 | 1.9% |
| 10 | Washington-Arlington-Alexandria, DC-VA-MD | 3,278,100 | 44,800 | 1.4% |
| 11 | Orlando-Kissimmee-Sanford, FL | 1,281,800 | 43,800 | 3.5% |
| 12 | Austin-Round Rock, TX | 1,054,900 | 37,300 | 3.7% |
| 13 | Denver-Aurora-Lakewood, CO | 1,469,100 | 36,900 | 2.6% |
| 14 | Chicago-Naperville-Elgin, IL-IN-WI | 4,629,300 | 32,000 | 0.7% |
| 15 | San Jose-Sunnyvale-Santa Clara, CA | 1,111,100 | 31,200 | 2.9% |

Source: Metrostudy - MetroUSA

# MARKET UPDATE

**We are less than 2.0% of the starts in two of the largest housing markets, giving us significant opportunity for growth**



National Housing Market
Annual Starts by Market – February 2018
Dallas/Ft. Worth
33,601
Houston
27,675
Central Florida
24,958
Atlanta
24,451
Phoenix/Tucson
23,122
Southern California
20,390
Denver/Colorado Springs
20,107
Northern California
17,322
Austin
16,457
Salt Lake City
13,042
Charlotte
12,294
Raleigh/Durham
12,199
San Antonio
11,122
Philadelphia Region
10,890
Central California
10,713
Las Vegas
10,695
Tampa
10,623
Suburban Maryland
10,289
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000

GRBK has also entered the Colorado Springs market through our investment in Challenger Homes.

Source: Metrostudy - MetroUSA

# MARKET UPDATE

**Dallas market continues 6-year expansion but is still well below the 2006 peak of more than 50,000 starts**


Dallas/Fort Worth Market
SFD-TH – Starts and closings
Annual Starts
Annual Closings
33,518
31,923
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Annual Starts & Closings
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18

Source: Metrostudy - MetroUSA

# MARKET UPDATE

**GRBK has nearly 4,600 lots in Dallas where the market continues its 7-year trend of constrained supply**


Dallas/Fort Worth Market
Lot Inventory
Vacant Developed Lots
Annual Starts
VDL Months of Supply
Lots/Starts
Months of Supply
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
53,599
19.2
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18

Source: Metrostudy - MetroUSA

# MARKET UPDATE

**The Atlanta market also continues to expand but is still well below prior peak**



Atlanta Region 16 Year History
Annual Construction Starts and Closings
2Q06 Peaked
~70% of activity is in North Atlanta where GRBK builds.
24,451
+9.9%
22,727
+8.5%
60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Units
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
Quarter
Annual Starts
Annual Closings

Source: Metrostudy - MetroUSA

# GREEN BRICK AT A GLANCE

- We are a diversified homebuilding and land development company.
  - We build and deliver homes through our controlled builders in which we own a 50% to 80% controlling interest as well as our investment in unconsolidated builder partners.
  - We sell lots and provide lot acquisition and vertical construction financing to most of our controlled builders.
- Currently focused on high growth metropolitan areas in Texas, Georgia, Colorado, and Florida.
- Attractive land position of approximately 6,300 well-located residential lots as of March 31, 2017.
  - Over 76% of our residential lots are owned.
  - Virtually all of our owned lots are owned at the corporate level vs. at the controlled builder level.

## Controlled Builders

| Texas | Products Offered |
|---|---|
| CB JENI Homes | Townhomes, single family |
| Normandy Homes | Single family |
| Southgate Homes | Luxury homes |
| Centre Living Homes | Townhomes, contractor on luxury homes |
| **Georgia** | |
| The Providence Group | Townhomes, single family, luxury homes |
| **Florida** | |
| GRBK GHO Homes | Age-targeted single family, patio homes, luxury homes, townhomes |

## Unconsolidated Builder Partners

| Colorado | Products offered |
|---|---|
| Challenger Homes | Townhomes, single family |

# MARKET UPDATE

**Homes Closed and Revenues by Builder for Full Year 2017(1)(2)(3)**



2017 Total Homes Closed: 1,643
2017 Total Builder Revenues: $652.6M
Colorado Springs Team Builder™ expanding to Denver
Challenger Homes (2)
2017 Homes Closed: 410
2017 Revenues: $131.9M
CHALLENGER HOMES
Dallas Metroplex Team Builders™
Combined DFW Builders
2017 Homes Closed: 549
2017 Revenues: $220.9M
Atlanta Market Team Builder™
The Providence Group
2017 Homes Closed: 441
2017 Revenues: $214.8M
CB JENI Lifestyle Homes
SOUTHGATE
centre living HOMES
NORMANDY HOMES
THE PROVIDENCE GROUP
Florida East Treasure Coast Team Builder™
GHO Homes (3)
2017 Homes Closed: 243
2017 Revenues: $85M
GHO HOMES

(1) All amounts are approximate.

(2) Green Brick Partners owns a 49.9% interest in Challenger Homes as of August 2017, with a pathway to controlled ownership. Due to our minority interest, our consolidated financials do not include Challenger units, revenues, and lots owned.

(3) GHO Homes was acquired April 2018. 2017 results are not included in our consolidated financials.

# GRBK GHO HOMES

- On April 26th, 2018, GRBK closed on its acquisition of an 80% ownership of GHO Homes.
- With this investment, Green Brick has expanded into Florida's Treasure Coast and has expanded its network of Team Builders™ to seven.
- Green Brick Partners has purchased all of the assets of GHO Homes and affiliates and retains controlling ownership of GHO Homes through an investment in a newly formed entity, GRBK GHO Homes, LLC.
- Bill Handler will continue serving as President and will be a 20% partner in GRBK GHO Homes, LLC.
- In 2017, GHO Homes closed approximately 243 homes, generating over $85 million in annual revenue.
- In May 2018, GHO Homes was recognized by Builder Magazine as the fastest growing builder in their Next 100 list of the largest builders in the country.
- The acquisition will expand Green Brick's footprint by geography, price point, and target market.

GHO HOMES
A GREEN BRICK PARTNER



# CORPORATE STRUCTURE

- We are a diversified homebuilding and land development company with strong sponsor ownership and controlling interests in our aligned homebuilders.


GREEN BRICK PARTNERS
Control
THE PROVIDENCE GROUP
Control
CB JENI Lifestyle Homes
Control
NORMANDY HOMES
Control
SOUTHGATE HOMES
Control
centre living HOMES
Control
GHO HOMES
49.99% with pathway to control
CHALLENGER HOMES

# GRBK: A TRUE GROWTH STORY

**We have the strong balance sheet and operational excellence for continued growth**



Annual Revenue Growth for Green Brick Partners and Predecessor
Revenues (in thousands)
600,000
500,000
400,000
300,000
200,000
100,000
-
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q1 2018
Total Revenue
Revenues from Homebuilding

# BALANCE SHEET STRENGTH

**GRBK has one of the lowest debt-to-capital ratios amongst public builders. We have the capital to continue growing profitably.**

- GRBK net debt to capital is about 20.5% versus an average 40% for covered public builders
- GRBK's eventual target is approximately 30 to 35%



Net Debt to Total Capital Q1 2018
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
49%
40%
38%
38%
38%
38%
37%
36%
35%
27%
21%
35%
WLH
CCS
PHM
TPH
KBH
NWHM
MDC
LEN
MTH
TOL
TMHC
GRBK

Citi Research data for comparative companies is reported as of April 27, 2018; "Net Debt" equals Total Debt minus Cash.

# FINANCIAL HIGHLIGHTS

**Unaudited**

| | Q1 2018 | Q1 2017 | 17 vs 18 Q1 Increase |
|---|---|---|---|
| Home Closings - Units | 267 | 226 | 18% |
| Net New Orders | 434 | 287 | 51% |
| Homebuilding Revenues ($'s in thousands) | $120,366 | $93,397 | 29% |
| 3rd Party Lot Closings ($'s in thousands) | $7,899 | $5,940 | 33% |
| Total Revenues ($'s in thousands) | $128,265 | $99,337 | 29% |
| GRBK Pre-Tax Income ($'s in thousands) | $14,538 | $10,052 | 45% |
| EPS | $0.22 | $0.13 | 69% |
| Backlog ($'s in thousands) | $226,516 | $145,164 | 56% |
| Homebuilding Gross Margin | 21.5% | 21.0% | |
| Adjusted Gross Margin | 22.1% | 21.7% | |
| GRBK Pre-Tax / Homebuilding Revenues | 12.1% | 10.8% | |
| Total Lots | 6,318 | 4,956 | 27% |
| Units Under Construction | 760 | 625 | 22% |
| Last 12 Months Starts | 1,188 | 993 | 20% |

# OPERATIONAL HIGHLIGHTS


LTM Adjusted Gross Margins
$500,000
$450,000
$400,000
$350,000
$300,000
+18%
$391,933
$398,546
$419,156
$435,644
$462,613
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18


LTM GRBK Pre-Tax Income to Homebuilding Revenues
24%
23%
22%
21%
20%
23.1%
23.1%
23.0%
22.1%
22.2%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

# NON-GAAP RECONCILIATION

**GRBK Pre-tax Income as a Percentage of Homebuilding Revenues**

| (Unaudited, in thousands) | 12 Months Ended Mar 31, 2017 | 12 Months Ended Jun 30, 2017 | 12 Months Ended Sep 30, 2017 | 12 Months Ended Dec 31, 2017 | 12 Months Ended Mar 31, 2018 |
|---|---|---|---|---|---|
| LTM Net income attributable to Green Brick | $26,859 | $27,805 | $30,842 | $14,970 | $19,976 |
| LTM Income tax provision attributable to Green Brick | $17,693 | $17,829 | $19,541 | $38,896 | $38,376 |
| LTM GRBK Pre-tax income | $44,552 | $45,634 | $50,383 | $53,866 | $58,352 |
| **LTM Sale of Residential Units** | **$391,933** | **$398,546** | **$419,156** | **$435,644** | **$462,613** |
| LTM GRBK Pre-tax income as a % of Homebuilding Revenues | 11.4% | 11.5% | 12.0% | 12.4% | 12.6% |

| (Unaudited, in thousands) | 3 Months Ended Mar 31, 2017 | 3 Months Ended Mar 31, 2018 |
|---|---|---|
| Net income attributable to Green Brick | $6,197 | $11,203 |
| Income tax provision attributable to Green Brick | $3,855 | $3,335 |
| GRBK Pre-tax income | $10,052 | $14,538 |
| **Sale of Residential Units** | **$93,397** | **$120,366** |
| GRBK Pre-tax income as a % of Homebuilding Revenues | 10.8% | 12.1% |

# NON-GAAP RECONCILIATION

**Adjusted Homebuilding Gross Margin Reconciliation**

| (Unaudited, in thousands) | 12 Months Ended Mar 31, 2017 | 12 Months Ended June 30, 2017 | 12 Months Ended Sep 30, 2017 | 12 Months Ended Dec 31, 2017 | 12 Months Ended Mar 31, 2018 |
|---|---|---|---|---|---|
| Sale of Residential Units | $391,933 | $398,546 | $419,156 | $435,644 | $462,613 |
| Homebuilding gross margin | $87,922 | $89,429 | $93,637 | $93,579 | $99,800 |
| Add back: Capitalized Interest charged to cost of sales | $2,441 | $2,492 | $2,639 | $2,630 | $2,784 |
| **Adjusted homebuilding gross margin** | **$90,363** | **$91,921** | **$96,276** | **$96,209** | **$102,584** |
| Adjusted gross margin percentage | 23.1% | 23.1% | 23.0% | 22.1% | 22.2% |

GREEN BRICK
PARTNERS

2805 North Dallas Parkway, Suite 400
Plano, TX 75093

www.greenbrickpartners.com